Exhibit 99.1

The Board of Directors of Capitala Finance Corp. Selects BC Partners’ Affiliate as New Investment Adviser

CHARLOTTE, N.C., April 21, 2021 – Capitala Finance Corp. (Nasdaq: CPTA) (the “Company”) announced today that its Board of Directors (the “Board”) has selected Mount Logan Management LLC (“Mount Logan”), an affiliate of BC Partners Advisors L.P. (“BC Partners”) for U.S. regulatory purposes, to serve as the new investment adviser to the Company (the “Adviser Transition”). The Company’s current investment adviser, Capitala Investment Advisors, LLC (“Capitala”), has entered into a definitive agreement to sell certain assets to Mount Logan in connection therewith, and is committed to ensuring a smooth transition to Mount Logan.

Mount Logan provides investment management services to privately offered investment funds and acts as the collateral manager to issuers of collateralized loan obligations backed by debt obligations and similar assets. Mount Logan is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly-owned subsidiary of Mount Logan Capital Inc., a Canadian public company. Mount Logan is an affiliate of BC Partners for U.S. regulatory purposes and BC Partners provides Mount Logan with personnel and resources pursuant to a servicing agreement.

BC Partners was founded in 1986 and has a long history of making investments in control-oriented equity positions in businesses across Europe and North America through its private equity business. As of December 31, 2020, BC Partners had assets under management of approximately $40 billion. BC Partners operates a private equity investment platform and a credit investment platform, BC Partners Credit, as fully integrated businesses. The business of Mount Logan falls primarily within the scope of the BC Partners Credit platform.

The Adviser Transition is contingent upon approval by the Company’s stockholders of a new investment advisory agreement to be entered into by and between the Company and Mount Logan and certain other conditions that will be described in a related proxy statement.

Ted Goldthorpe, the Chief Executive Officer of Mount Logan, said, “The team is really looking forward to leveraging our investment process and credit expertise to create value for the Company and its stockholders.”

Joseph B. Alala, III, Chairman and CEO of the Company, noted, “since the pandemic began in early 2020, the Company has focused on deleveraging its balance sheet, increasing liquidity, and improving the performance of its portfolio companies. We think this is a great time to attach the Company to a larger credit platform as Capitala continues to focus on the management of its various private funds focused on equity returns with yields.”

In connection with the Adviser Transition, among other things:

• The Company’s current executive officers will be replaced with certain individuals who are affiliated with Mount Logan;

• The current members of the Board will be replaced with one individual who is affiliated with Mount Logan and three individuals who are independent of Mount Logan or Capitala;

• Mount Logan intends to rotate the Company’s asset base into proprietarily sourced, primarily senior secured loans in larger middle-market companies than those historically invested by the Company and will have the Company pay off its existing small business investment company indebtedness in connection with the Adviser Transition; and

• The Company will change its name.

The Company will file a preliminary proxy statement with the SEC to solicit stockholder approval of the new investment advisory agreement at an upcoming special stockholder meeting (the “Special Meeting”).

Investor Presentation and Conference Call

Management of Capitala and Mount Logan will host a conference call to discuss the transaction at 8:00 a.m. EDT on Thursday, April 22, 2021. The call will be broadcast live in listen-only mode at: https://event.on24.com/wcc/r/3134622/7F25202C81E59DA7FCCE8D077377D7BA

To participate in the conference call, please dial +1 (877) 270-2148 approximately 10 minutes prior to the call. International callers should dial +1 (412) 902-6510. Please reference conference ID #10155599.

Additional Information and Where to Find It

In connection with the Adviser Transition, the Company intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will make available the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Special Meeting relating to the appointment of Mount Logan as investment adviser to the Company. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE ADVISER TRANSITION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE ADVISER TRANSITION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Adviser Transition (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov), or by directing such requests to the Company by emailing sarnall@capitalagroup.com.

Participants in the Solicitation

The Company and its directors and executive officers, along with Capitala and Mount Logan, may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Adviser Transition. Information about the Company’s directors and executive officers and their ownership of the Company’s shares is set forth in the proxy statements on Schedule 14A filed with the SEC on March 13, 2020 and any beneficial ownership reports on Forms 3, 4 or 5 filed subsequent thereto. Information regarding Capitala and Mount Logan, the identity of other potential participants, and their direct or indirect interests in the Adviser Transition, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the Adviser Transition.

About Capitala Finance Corp.

Capitala Finance Corp. is a business development company that invests primarily in first lien loans and, to a lesser extent, second lien loans and equity securities issued by lower middle market companies. The Company is managed by Capitala Investment Advisors, LLC. For more information on Capitala, or to automatically receive email notifications of Company financial information, press releases, stock alerts, or other corporate filings, please visit the Investor Relations section of our website.

About Capitala Group

Capitala Group is an asset management firm that has been providing capital to lower middle market companies throughout North America for over twenty years. Since our inception in 1998, Capitala Group has invested over $2.0 billion in approximately 171 companies and seeks to partner with strong management teams to create value and aims to generate superior returns for our individual and institutional investors.

About Mount Logan Capital Inc.

Mount Logan Capital Inc. is an alternative asset management company that is focused on public and private debt securities in the North America market. The Company seeks to source and actively manage loans and other debt-like securities with credit-oriented characteristics. The Company actively sources, evaluates, underwrites monitors and primarily invests in loans, debt securities, and other credit-oriented instruments that present attractive risk-adjusted returns and present low risk of principal impairment through the credit cycle.

About BC Partners Advisors L.P. and BC Partners Credit

BC Partners is a leading international investment firm with over $40 billion of assets under management in private equity, private credit and real estate strategies. Established in 1986, BC Partners has played an active role in developing the European buyout market for three decades. Today, BC Partners executives operate across markets as an integrated team through the firm's offices in North America and Europe. Since inception, BC Partners has completed 117 private equity investments in companies with a total enterprise value of €149 billion and is currently investing its eleventh private equity fund.

BC Partners Credit was launched in February 2017 and has pursued a strategy focused on identifying attractive credit opportunities in any market environment and across sectors, leveraging the deal sourcing and infrastructure made available from BC Partners.

Forward Looking Statements

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in our filings with the SEC. We undertake no obligation to update such statements to reflect subsequent events.

Capitala Finance Corp.

Stephen Arnall

CFO|COO

sarnall@capitalagroup.com

SOURCE: Capitala Finance Corp.